1

Forward-Looking Statement 2 This presentation may contain certain forward-looking statements regarding our prospective performance and strategies within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the Safe Harbor Provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provision. Forward- looking statements can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and words of similar meaning. These forward-looking statements include, but are not limited to:  statements of our goals, intentions and expectations;  statements regarding our business plans, prospects, growth and operating strategies;  statements regarding the asset quality of our loan and investment portfolios; and  estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:  general economic conditions, either nationally or in our market areas, that are worse than expected;  competition among depository and other financial institutions;  changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;  adverse changes in the securities markets;  changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;  our ability to enter new markets successfully and capitalize on growth opportunities;  our ability to successfully integrate acquired entities;  our incurring higher than expected loan charge-offs with respect to assets acquired in FDIC-assisted acquisitions;  changes in consumer spending, borrowing and savings habits;  changes in accounting policies and practices, as may be adopted by the bank regulatory agencies and the Financial Accounting Standards Board; and  changes in our organization, compensation and benefit plans. Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date of this presentation. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation to update any forward-looking statements that may be made from time to time by or on behalf of the Company. Please see “Risk Factors” beginning on page 19 of the Company’s Prospectus dated February 11, 2013.

Market Profile 3 NASDAQ: CHFN Recent Price1 (4/30/2014): $11.00 Shares Outstanding: 22.6 Million Market Capitalization (4/30/2014): $248.6 Million Price/Tangible Book Value2: 94% Total Assets (3/31/2014): $1.1 Billion 1- Source: Bloomberg 2- Based on March 31, 2014 tangible book value. April 30, 2014 closing market price.

Corporate Profile 4  Headquartered in West Point, Georgia  Founded in 1954 as First Federal Savings and Loan Association  Organic & acquisitive growth  Recent growth via three FDIC-assisted acquisitions (June ’09, March ’10, Sept ’11)  Approximately 286 FTE’s servicing over 47,000 checking accounts  13 offices along I-85 & I-20 in GA/AL footprint and 3 offices in NW Florida  March 31, 2014: Total Assets: $1.1 Billion Total Net Loans: $572.0 Million Total Deposits: $742.1 Million Total Capital: $270.3 Million

Overview of Management Team 5  Strong Experienced Management & Board of Directors  Conservative Credit  Continuously Profitable Since before 1990  Good Regulatory Relations  M&A Experience … 5 Transactions both Assisted & Unassisted Top Executives NAME POSITION (Banking/CharterBank) EXPERIENCE Robert Lee Johnson Chairman & CEO 32/30 Lee Washam President, CharterBank 30/14 Curtis R. Kollar Senior VP & CFO 27/22

6 Market Conditions • Jobs Transition -Textile to Automotive • KIA Motors Assembly Plant and Related Suppliers • Point University Moved from Atlanta to West Point • Regional Military Influence • Selective Lending Opportunities • Continued Challenges among Southeastern Banking Peers

7 Recent Accomplishments • Calendar Year 2013 Legacy Loan Growth Out Paces Decline in FDIC Covered Loan Balances • Continued Profitability • Good/Stable Credit Quality • Continued Growth in Checking Accounts and Bank Card Fees • Implemented Stock Repurchase Program

8 FDIC Acquisitions – Loss Sharing • FDIC loss share ending June 2014 has remaining Indemnification asset of $183K after March 2014 FDIC certificate payment. • FDIC loss share ending March 2015 has remaining Indemnification asset of $4.8 million after March 2014 FDIC certificate payment. • FDIC loss share ending September 2016 has remaining Indemnification asset of $11.7 million after March 2014 FDIC certificate payment.

Capital Management Strategies • Post Capital Raise TCE of 24.62% at March 31, 2014 • Uses of Capital – Stock Repurchases – Revenue Growth and Diversification – Dividends – Disciplined Acquisition Approach 9

Financial Information

Fiscal YTD 2014 (6 Months) Results and Developments 11 Total Deposits* Tangible Common Equity/Total Assets Net Income $3.1 million EPS*** $0.14 Loan Loss Reserves $8.4 million (Non-covered)  ALL / Non-covered NPLs - 177.76%  ALL as a % of Total Non-covered Loans - 1.71%  Continued profitability despite declining revenue from covered acquisitions Nonperforming Assets / Assets 0.59%**  Superior asset quality 24.62% $742.1 million  Growing core deposits and fees while lowering deposit costs Core Deposits* $491.6 million * Core deposits consist of transaction accounts, money market accounts, and savings accounts. ** For non-covered assets. ***Diluted net income per share for the six months ended March 31, 2014 was computed by dividing net income by weighted average shares outstanding plus potential common shares resulting from dilutive stock options and unvested restricted shares, determined using the treasury stock method. ROAA 0.58%  Favorable trend on average asset return  Well capitalized and protective of book value per share

Balance Sheet Highlights

Charter Financial CORPORATION

(Dollars in $000's)	2009[1]	2010[2]	2011[3]	2012	2013	Q2 2014
Total Assets	**$936,880**	**$1,186,082**	**$1,171,710**	**$1,032,220**	**$1,089,406**	**$1,077,870**
Loans, net	552,550	599,370	655,028	593,904	579,854	572,040
Legacy	462,786	451,231	419,979	427,676	470,863	481,907
Covered	**89,764**	**148,138**	**235,050**	**166,228**	**108,991**	**90,133**
Securities	206,061	133,183	158,737	189,379	215,118	201,578
Total Liabilities	**$838,623**	**$1,052,746**	**$1,032,294**	**$889,699**	**$815,628**	**$807,606**
Retail Deposits	463,566	739,691	883,389	779,397	745,900	742,064
Core[4]	**216,902**	**313,170**	**447,176**	**456,292**	**475,426**	**491,585**
Time	246,664	426,521	436,213	323,105	270,474	250,479
Total Borrowings	**227,000**	**212,000**	**110,000**	**81,000**	**60,000**	**55,000**
Total Equity	**$98,257**	**$135,788[5]**	**$139,416**	**$142,521**	**$273,778[6]**	**$270,265**

Note: Unless otherwise noted, the above chart displays information based on Charter's fiscal year end, which is September 30.
[1] Includes FDIC Acquisition of Neighborhood Community Bank.
[2] Includes FDIC Acquisition of McIntosh Commercial Bank.
[3] Includes FDIC Acquisition of First National Bank of Florida.
[4] Core deposits consist of transaction accounts, money market accounts, and savings accounts.
[5] Incremental capital raise of approximately $30 million (net).
[6] Second step conversion and reorganization resulted in $142.9 million in gross offering proceeds.

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Relative Balance Sheet Strength Source: SNL Financial. Public Banks Peer Group reflects financial data as of quarter ended December 31, 2013. Public Banks Peer group comprised of banks and thrifts with total assets between $800 million and $4 billion. Excludes merger targets. *Nonperforming loans defined as nonaccrual loans plus loans 90 days past due and accruing. Excludes nonperforming loans covered by loss sharing agreements with FDIC. 13 *Exclu d es c o v e re d l o a n s Performance Versus Banking Peers March 31, 2014 Charter Financial Public Banks Corporation Peer Group Total Assets ($000s) $1,077,870 $1,405,100 Tangible Common Equity/ Total Assets 24.62% 8.91% NPLs / Total Loans 0.96% 1.08% Reserves / Loans 1.71% 1.44% Reserves / NPLs 1.78x 1.32x MRQ ROAA 0.58% 0.79%

Funding Mix 14 32.1% At March 31, 2014 Average cost of deposits for the three months ended March 31, 2014: 0.49% Deposits by Type • Core Deposits – Transaction, Savings & Money Market Accounts $0 $200 $400 $600 $800 $1,000 $1,200 Sep-04 Sep-05 Sep-06 Sep-07 Sep-08 Sep-09 Sep-10 Sep-11 Sep-12 Sep-13 Mar-14 Cor Deposits Retail CD's Wholesale Funding 55% 21% 24% 46% 25% 29% 64% 17% 19% 48% 27% 25% 26% 30% 44% 30% 41% 29% 43% 13% 44% $710 $703 $1,021 $825 $1,035 $881 11% 37% 52% $811 8% 59% 33% $702$688 $687 19% 17% 64% $797 7% 31% 62% Time Deposits (Excluding Wholesale Deposits) 34%Savings & Money Market 24% Transaction Accounts 42% Wholesale Time Deposits 0% Funding by Type ($ Million)

Loans Outstanding at March 31, 2014 15 *Covered loans are presented net of non-accretable difference and allowance. ($ Million) 23% 46% 4% 3% 8% 16% 1-4 Family Commercial Real Estate Commercial Consumer & Other Real Estate Construction FDIC Covered $135 $271 $21 $17 $47 $81 $0 $50 $100 $150 $200 $250 $300 $350 $400 1-4 Family Commercial Real Estate Commercial Consumer & Other Real Estate Construction Non Covered Loans FDIC Covered Loans* $144 $352 $26 $19 $47

Net Loans Outstanding Trend $420 $432 $435 $430 $428 $426 $421 $444 $471 $476 $482 $235 $216 $204 $187 $166 $149 $131 $121 $109 $100 $90 $0 $100 $200 $300 $400 $500 $600 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Non Covered Loans FDIC Covered Loans ($ Million) 16

Non-performing Loans / Total Loans* 17 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. *Total loans for CHFN exclude covered loans. Public Banks Peer group comprised of banks and thrifts with total assets between $800 million and $4 billion. Excludes merger targets. 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 9/30/2008 9/30/2009 9/30/2010 9/30/2011 9/30/2012 9/30/2013 3/31/2014 CHFN Public Banks Peer Group At 2009 2010 2011 2012 2013 3/31/14 NPAs / Total Non-Covered Assets (%) 2.16% 2.33% 1.99% 0.69% 0.49% 0.59% COs / Average Non-Covered Loans (%) 0.71 0.90 0.48 0.86 0.32 0.05 ALLL Non-Covered Loans / NPLs (x) 0.70x 0.84x 0.80x 2.38x 2.80x 1.78x llowance / Total Loans (%) 1.97% 2.12% 2.19% 1.87% 1.70% 1.71%

Asset Quality – Non-Covered 18 ($ Million) $0 $5 $10 $15 $20 $25 9/30/2008 9/30/2009 9/30/2010 9/30/2011 9/30/2012 9/30/2013 3/31/2014 REO Non Accrual 90+ Days Delinquent and Accruing 30-89 Days Delinquent and Accruing $13.5 $18.1 $21.4 $15.8 $5.6 $4.5 $6.0

Loan Delinquency Overview

Charter Financial CORPORATION

Loan Delinquency - Non Covered Loans as of March 31, 2014						
(Dollars in 000s)	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans	Loans > 90 Days Accruing
1-4 family residential real estate	$1,412	$34	$1,447	$133,734	$135,181	$0
Commercial real estate	951	2,781	3,732	267,425	271,156	0
Commercial	34	0	34	21,467	21,500	0
Real estate construction	0	0	-	47,112	47,112	0
Consumer and other	425	0	425	16,106	16,532	0
Total	$2,822	$2,815	$5,638	$485,844	$491,481	$0

Loan Delinquency - Covered Loans as of March 31, 2014						
(Dollars in 000s)	30-89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Current	Total Loans[1]	Loans > 90 Days Accruing
1-4 family residential real estate	$271	$879	$1,150	$7,637	$8,787	$879
Commercial real estate	1,221	7,008	8,229	72,279	80,508	7,008
Commercial	157	862	1,019	3,402	4,421	862
Real Estate Construction	-	-	-	-	-	-
Consumer and other	21	76	97	2,261	2,358	76
Total	$1,670	$8,825	$10,495	$85,579	$96,074	$8,825

[1] Covered loan balances are net of non-accretable differences and allowance for covered loan losses and have not been reduced by $5.9 million of accretable discounts and discounts on acquired performing loans.

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Other Real Estate Owned 20 $3.4 $3.6 $3.4 $2.1 $1.4 $1.2 $1.4 $1.6 $1.1 $0.8 $26.1 $20.6 $20.9 $21.9 $21.0 $17.0 $13.2 $14.1 $10.9 $9.9 $0 $5 $10 $15 $20 $25 $30 $35 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 Non Covered REO FDIC Covered REO ($ Million)

Securities Portfolio 21 Reflects estimated fair value as of March 31, 2014. Total Securities Available for Sale of $202 Million Portfolio Maximum – New purchases will not take simulated effective duration beyond 4 years in an up 300 bp rate change environment 9.6% 79.5% 4.4% 0.8% 0.6% 5.1% Pre-refunded Municipals - $19.3 U.S. Agencies - $0.0 U.S. Agency MBS - $160.3 U.S. Agency CMO - $9.0 Private Label: Investment Grade - $1.6 Private Label: Split Rating - $1.1 Private Label: Non-Investment Grade - $10.2 ($ Million)

Income Statement Highlights 22 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. (Dollars in $000s) 2010 2011 2012 2013 YTD 2014 Net Interest Income $27,201 $30,559 $37,512 $35,275 $15,215 Provision for Non Covered Loan Losses $5,800 $1,700 $3,300 $1,400 $300 Provision for Covered Loan Losses $420 $1,200 $1,202 $89 ($52) Non-Interest Income $17,510 $9,291 $12,912 $11,653 $7,333 Non-Interest Expense $30,469 $33,950 $40,305 $36,314 $17,781 Income Tax Expense $2,087 $695 $639 $2,869 $1,391 Net Income $5,935 $2,305 $4,979 $6,256 $3,128

Return on Average Assets 23 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 0.27% 0.56% 0.22% 0.46% 0.58% 0.58% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 YTD 2014 ROAA

Net Interest Margin Trends 24 Notes: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. 5.48% 5.24% 5.64% 5.38% 5.35% 4.61% 3.95% 3.87%4.01% 3.22% 2.55% 1.85% 1.23% 0.95% 0.85% 0.79% 2.32% 2.35% 3.19% 3.59% 4.17% 3.82% 3.29% 3.18% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 Q1 2014 Q2 2014 Yield on Interest Earning Assets Cost of Interest Bearing Liabilities Net Interest Margin The Company’s March 31, 2014 and 2013 net interest margin benefited by 0.32% and 1.28%, respectively from accretion of purchase discount on acquired loans for the quarter ended.

Net Operating Revenue Net Interest Income + Noninterest Income 25 ($ Million) Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. The efficiency ratio represents non-interest expense divided by the sum of net interest income and non-interest income. Included in the year-to-date 2014 annualized noninterest income was a true-up receipt from the completion and renegotiation of a processing contract of approximately $1.1 million. This increase in noninterest income was partially offset by the $225,000 impairment of the FDIC indemnification asset. $29.8 $44.7 $39.8 $50.4 $46.9 $45.1 75.9% 79.2% 85.3% 79.9% 77.4% 78.9% 70.0% 72.0% 74.0% 76.0% 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 YTD 2014 Annualized Net Operating Revenue Efficiency Ratio

Noninterest Expense 26 Note: Unless otherwise noted, the above chart displays information based on Charter’s fiscal year end, which is September 30. $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 YTD 2014 Annualized Marketing Professional Services Occupancy & Furn. and Equip. Other Salaries and Benefits $35.6 $22.6 $30.5 $34.0 $40.3 $36.3 22.4% 17.9% 50.8%48.0% 21.7% 21.6% 46.4% 21.1% 21.5% 21.7% 22.8% 45.3% 44.5% 26.0% 20.5% 53.7% 14.4% 23.0% ($ Million)

Investment Merits  Positioned to be opportunistic….  Favorable credit quality, robust capital position & profitable  Trading at 94% of tangible book value  Implemented stock repurchase plan  Disciplined acquisition approach  Existing infrastructure can support a larger balance sheet  Track record of returns to shareholders 27

Robert L. Johnson Chief Executive Officer bjohnson@charterbank.net (706) 645-3249 Curtis R. Kollar Senior Vice President and Chief Financial Officer ckollar@charterbank.net (706) 645-3237 28 Investor Contacts 1233 O. G. Skinner Drive West Point, Georgia 31833 1-800-763-4444 www.charterbk.com

Appendix

Board & Executive Team 30 Current Position(s) Held With Director Term Name Charter Financial Corporation Age (1) Since (2) Expires Robert L. Johnson Chairman of the Board and Chief Executive Officer 60 1986 2014 David Z. Cauble, III Director 61 1996 2014 David L. Strobel Director 62 2003 2014 Jane W. Darden Director 63 1988 2015 Thomas M. Lane Director 59 1996 2015 Curti M. Johnson Director, General Counsel & Senior Vice President 54 2007 2016 Edward D. Smith Director 39 2011 2016 Executive Officers Who Are Not Directors Curtis R. Kollar Senior Vice President and Chief Financial Officer 61 Le Washam President of CharterBank 52 ____________________________________ (1) As of December 31, 2013. (2) Includes service as a director of CharterBank prior to its mutual-to-stock conversion.

__________________________________ (1) Assumes an instantaneous uniform change in interest rates at all maturities. (2) NPV is the difference between the present value of an institution’s assets and liabilities. (3) Present value of assets represents the discounted present value of incoming cash flows on interest- earning assets. (4) NPV Ratio represents NPV divided by the present value of assets. Net Portfolio Value * Based on April 30, 2014 securities portfolio analytic reports. 31 At March 31, 2014 Change in Interest Rates (bp) (1) Estimated NPV (2) Estimated Increase (Decrease) in NPV Percentage Change in NPV NPV Ratio as a Percent of Present Value of Assets (3)(4) Increase (Decrease) in NPV Ratio as a Percent of Present Value of Assets (3)(4) (dollars in thousands) 30 $ $235,120 $ (9,191) (3.8) % 21.9% (0.8) % 200 238,426 (5,884) (2.4) % 22.2% (0.5) % 100 241,533 (2,778) (1.1) % 22.5% (0.2) % — 244,311 — — 22.7% — (100) 241,555 (2,755) (1.1) % 22.5% (0.2) %

End of Presentation